UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2023 (March 23, 2023)

DIAMONDHEAD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

250 Park Ave, 7th Floor New York, New York	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 572-6260

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	DHHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DHHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DHHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on September 10, 2022, DiamondHead Holdings Corp., a Delaware corporation (“DHHC”) entered into a business combination agreement (the “Business Combination Agreement”), by and among itself, Great Southern Homes, Inc., a South Carolina corporation (“GSH”), and Hestia Merger Sub, Inc., a South Carolina corporation and a wholly-owned subsidiary of DHHC (“Merger Sub”), pursuant to which Merger Sub will merge with and into GSH, with GSH surviving the merger and continuing as a wholly-owned subsidiary of DHHC (the “Business Combination”). Upon the consummation of the Business Combination, DHHC expects to be renamed United Homes Group, Inc. (“UHG”). Capitalized terms used, but not defined, herein have the meanings assigned to them in the registration statement on Form S-4 (File No. 333-267820) filed by DHHC with the United States Securities and Exchange Commission (the “SEC”), which was declared effective on February 14, 2023 and includes a proxy statement and a prospectus of DHHC (the “Definitive Proxy”).

Subscription Agreements

On March 23, 2023, in connection with DHHC’s efforts to raise funds to meet the Minimum Cash Condition, DHHC entered into certain private placement transactions (collectively, the “Share Lock-Up Agreements”) with certain investors who purchased shares of DHHC’s Class A common stock on the open market prior to March 16, 2023 (each a “Lock-Up Investor”), pursuant to which, and subject to and conditioned upon the satisfaction of the closing conditions set forth in the Share Lock-Up Agreements, DHHC agreed to issue to each Lock-Up Investor 0.25 UHG Class A Common Shares (up to 421,100 UHG Class A Common Shares in the aggregate) for a purchase price of $0.01 per share, for each share of DHHC Class A Common Shares held by such Lock-Up Investor at the Closing. The obligations of the parties to consummate the transactions contemplated by the Share Lock-Up Agreements are conditioned upon the satisfaction of the closing conditions set forth in the Share Lock Up Agreements, including the consummation of the transactions contemplated by the Business Combination Agreement.

Also, on March 23, 2023, DHHC and certain investors (“PIPE Investors”) entered into subscription agreements (collectively, the “PIPE Subscription Agreements”) providing for the purchase by the PIPE Investors at the effective time of the Business Combination of an aggregate of 471,500 shares of UHG Class A Common Shares at a price per share of $10.00, and provided further that for each UHG Class A Common Share purchased by each PIPE Investor, UHG will issue to the applicable PIPE Investor 0.25 UHG Class A Common Shares (up to 117,875 UHG Class A Common Shares in the aggregate) for a purchase price of $0.01 per share for gross proceeds to UHG of approximately $4.7 million. The obligations of the parties to consummate the transactions contemplated by the PIPE Subscription Agreements are conditioned upon the satisfaction of the closing conditions set forth in the PIPE Subscription Agreements, including the consummation of the transactions contemplated by the Business Combination Agreement.

Pursuant to the terms of the Share Lock-Up Agreements and the PIPE Subscription Agreements, as applicable, each of the Lock-Up Investors and the PIPE Investors have agreed to subject all of the UHG Class A Common Shares held by each such investor following the consummation of the transactions contemplated by their respective Share Lock-Up Agreement or PIPE Subscription Agreement, as applicable (the “Lock-Up Shares”), to resale and transfer restrictions for a period of one year for 50% of such Lock-Up Shares and two years for the remaining 50% of such Lock-Up Shares, subject to customary exceptions. The foregoing resale and transfer restrictions may be released or waived by DHHC; provided that to the extent any Lock-Up Investor or PIPE Investor is granted a release or waiver from such restrictions, other Lock-Up Investors and PIPE Investors with similar restrictions will generally be automatically granted a release or waiver from the similar restrictions affecting them to the same extent.

The foregoing descriptions of the Share Lock-Up Agreements and the PIPE Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Share Lock-Up Agreement and form of PIPE Subscription Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Report under the heading “Subscription Agreements” is incorporated by reference herein. The UHG Class A Common Shares to be issued by DHHC in connection with the Share Lock-Up Agreements and the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the offers and sales of securities with respect thereto are being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Caution Concerning Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the risk that DHHC will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of DHHC public shares cause the DHHC trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xiv) GSH’s estimates of expenses and profitability; (xv) the evolution of the markets in which GSH competes; (xvi) the ability of GSH to implement its strategic initiatives; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DHHC’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks and uncertainties indicated in the Definitive Proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Share Issuance and Lock-Up Agreement, by and among DHHC and the investor identified on the signature page thereto.
10.2	Form of Subscription Agreement, by and among DHHC and the investor identified on the signature page thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD HOLDINGS CORP.

By:	/s/ David T. Hamamoto
Name: David T. Hamamoto
Title: Co-Chief Executive Officer

Date: March 28, 2023